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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 8, 1999

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                                KMART CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

          1-327                                        38-0729500
 (Commission File Number)                   (I.R.S. Employer Identification No.)

3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                     48084
(Address of Principal Executive Offices)                   (Zip Code)

                                 (248) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

         The Company is filing certain exhibits under Item 7 hereof which relate to the Company's offering of $300,000,000 principal amount of its 8 3/8% Notes due 2004, which have been registered under the Securities Act of 1933 on Form S-3 (Registration No. 333-74665).

ITEM 7. EXHIBITS.

         The following exhibits are filed in connection with the Company's Registration Statement on Form S-3 (Registration No. 333-74665):

     1. Underwriting Agreement, dated December 8, 1999, between the Company and the Underwriters named therein.

     4.3 Supplemental Indenture, dated December 13, 1999, between the Company and The Bank of New York, as Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KMART CORPORATION
                                             (Registrant)



                                             By:         /s/ Nancie W. LaDuke
                                             -----------------------------------
                                                         Nancie W. LaDuke
                                                         Vice President and
                                                         Secretary



Date:    December 17, 1999




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                                  Exhibit Index


         Exhibit Number                               Description
   -------------------------                      ----------------------------

               1                                  Underwriting Agreement dated
                                                  December 8, 1999.

               4.3                                Supplemental Indenture dated
                                                  December 13, 1999